SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

TRW INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Definitive Additional Materials filed herewith relate both to TRW’s Special Meeting of Shareholders scheduled for April 22, 2002 and to TRW’s Annual Meeting of Shareholders scheduled for April 24, 2002. TRW’s proxy statement for the Special Meeting of Shareholders was filed on April 2, 2002 on Schedule 14A and TRW’s proxy statement for the Annual Meeting of Shareholders was filed on March 4, 2002 on Schedule 14A.

Exhibit (a)(10)

TRW

Presentation Regarding Proxy Voting Recommendation

April 2002

[TRW LOGO]

Presentation Regarding Proxy Voting Recommendation

April 2002

Agenda for Today’s Discussion

•	Update of Current Situation

•	TRW Update and Outlook

•	Our Value Enhancing Plan

•	Why We Want Your Support

•	Open Forum Discussion

Update of Current Situation

Summary of Events

February 19	Public announcement of David Cote’s resignation to join HON; stock drops 13.9% from $45.04 to $38.80(1)

February 21	NOC sends “bear hug” letter proposing to acquire TRW for $47/share in NOC stock

March 3	TRW Board unanimously rejects NOC proposal

March 4	NOC commences all-stock exchange offer at $47/share fixed value within a collar set at NOC stock prices from $103 to $113

March 13	TRW Board announces unanimous rejection of NOC’s offer

March 18	NOC files proxy containing shareholder proposals

March 25	TRW Board announces unanimous recommendation that TRW shareholders vote against NOC’s shareholder proposals

March 29	NOC extends tender offer until April 12; fewer than 2% of TRW shares tendered as of this date

April 22	Special shareholder meeting date

April 24	Annual shareholder meeting date

(1)	Closing share price at the end of the first full trading day after public announcement of David Cote’s resignation.

TRW’s Response to NOC’s Unsolicited Offer

•	After due and careful consideration, TRW’s Board has determined that NOC’s offer grossly undervalues TRW

•	Offer represents a premium of only 4% to Feb. 15 TRW close (last trading day prior to public announcement of Cote resignation)

•	NOC opportunistically attempting to exploit a temporary depression in our stock price

•	Positive trends in our auto, defense and commercial aerospace businesses as economic recovery gains momentum

•	TRW’s Board Process

•	Independent board (11 of 13)

•	Six board meetings to consider and review NOC’s actions(1)

•	Unanimously determined that NOC’s offer is financially inadequate and not in the best interests of TRW shareholders

•	Team of expert financial and legal advisors

(1)	As of April 3, 2002.

TRW's Value Enhancing Achievements

TRW Share Performance vs. S&P 500

120%
110%
100%
90%
80%
70%
Indexed Price
TRW
↑16%
S&P 500
↓16%
Jan-2001
May-2001
Sep-2001
Jan-2002
Daily from 1-Jan-2001 to 15-Feb-2002

Net Debt Reduction Initiatives

$9.4bn
$6.4bn
$5.8bn(3)
$3.8-4.2bn(4)
Mar 1999(2)
2000
2001
2002E

6

TRW’s Value Enhancing Achievements

•	Meeting and exceeding commitments for quarterly earnings and debt repayment targets

•	Strong team with performance-driven culture in place

•	Have implemented significant changes that will favorably impact TRW for years to come

•	Since January 2001, TRW’s share price substantially outperformed the broader market (through February 15, 2002(1))

TRW Share Performance vs. S&P 500

[LINE CHART]

	TRW Indexed	S&P Indexed
Date	Price	Price

1/1/01	100%	100%

1/2/01	95%	97%

1/3/01	98%	102%

1/4/01	101%	101%

1/5/01	100%	98%

1/8/01	97%	98%

1/9/01	98%	99%

1/10/01	97%	99%

1/11/01	101%	100%

1/12/01	101%	100%

1/15/01	101%	100%

1/16/01	100%	100%

1/17/01	100%	101%

1/18/01	99%	102%

1/19/01	98%	102%

1/22/01	99%	102%

1/23/01	98%	103%

1/24/01	96%	103%

1/25/01	94%	103%

1/26/01	92%	103%

1/29/01	92%	103%

1/30/01	95%	104%

1/31/01	94%	103%

2/1/01	94%	104%

2/2/01	93%	102%

2/5/01	94%	103%

2/6/01	95%	102%

2/7/01	93%	102%

2/8/01	94%	101%

2/9/01	92%	100%

2/12/01	94%	101%

2/13/01	98%	100%

2/14/01	103%	100%

2/15/01	103%	100%

2/16/01	104%	99%

2/19/01	104%	99%

2/20/01	102%	97%

2/21/01	99%	95%

2/22/01	100%	95%

2/23/01	101%	94%

2/26/01	102%	96%

2/27/01	103%	95%

2/28/01	101%	94%

3/1/01	101%	94%

3/2/01	102%	93%

3/5/01	103%	94%

3/6/01	103%	95%

3/7/01	104%	96%

3/8/01	104%	96%

3/9/01	103%	93%

3/12/01	100%	89%

3/13/01	97%	91%

3/14/01	95%	88%

3/15/01	96%	89%

3/16/01	93%	87%

3/19/01	96%	89%

3/20/01	94%	87%

3/21/01	92%	85%

3/22/01	89%	85%

3/23/01	87%	86%

3/26/01	90%	87%

3/27/01	90%	90%

3/28/01	89%	87%

3/29/01	89%	87%

3/30/01	88%	88%

4/2/01	89%	87%

4/3/01	86%	84%

4/4/01	87%	84%

4/5/01	89%	87%

4/6/01	87%	85%

4/9/01	89%	86%

4/10/01	93%	88%

4/11/01	90%	88%

4/12/01	95%	90%

4/13/01	95%	90%

4/16/01	93%	89%

4/17/01	95%	90%

4/18/01	101%	94%

4/19/01	99%	95%

4/20/01	98%	94%

4/23/01	95%	93%

4/24/01	98%	92%

4/25/01	97%	93%

4/26/01	98%	94%

4/27/01	99%	95%

4/30/01	99%	95%

5/1/01	98%	96%

5/2/01	100%	96%

5/3/01	98%	95%

5/4/01	99%	96%

5/7/01	99%	96%

5/8/01	99%	96%

5/9/01	104%	95%

5/10/01	112%	95%

5/11/01	109%	94%

5/14/01	110%	95%

5/15/01	108%	95%

5/16/01	114%	97%

5/17/01	113%	98%

5/18/01	112%	98%

5/21/01	113%	99%

5/22/01	116%	99%

5/23/01	111%	98%

5/24/01	113%	98%

5/25/01	112%	97%

5/28/01	112%	97%

5/29/01	111%	96%

5/30/01	110%	95%

5/31/01	112%	95%

6/1/01	113%	95%

6/4/01	112%	96%

6/5/01	115%	97%

6/6/01	112%	96%

6/7/01	111%	97%

6/8/01	110%	96%

6/11/01	108%	95%

6/12/01	108%	95%

6/13/01	108%	94%

6/14/01	105%	92%

6/15/01	106%	92%

6/18/01	107%	92%

6/19/01	106%	92%

6/20/01	106%	93%

6/21/01	106%	94%

6/22/01	103%	93%

6/25/01	104%	92%

6/26/01	106%	92%

6/27/01	105%	92%

6/28/01	106%	93%

6/29/01	106%	93%

7/2/01	106%	94%

7/3/01	105%	93%

7/4/01	105%	93%

7/5/01	106%	92%

7/6/01	105%	90%

7/9/01	105%	91%

7/10/01	105%	89%

7/11/01	105%	89%

7/12/01	109%	92%

7/13/01	110%	92%

7/16/01	109%	91%

7/17/01	110%	92%

7/18/01	111%	91%

7/19/01	110%	92%

7/20/01	112%	92%

7/23/01	111%	90%

7/24/01	109%	89%

7/25/01	110%	90%

7/26/01	112%	91%

7/27/01	112%	91%

7/30/01	114%	91%

7/31/01	114%	92%

8/1/01	114%	92%

8/2/01	114%	92%

8/3/01	113%	92%

8/6/01	111%	91%

8/7/01	112%	91%

8/8/01	109%	90%

8/9/01	109%	90%

8/10/01	111%	90%

8/13/01	110%	90%

8/14/01	110%	90%

8/15/01	108%	89%

8/16/01	108%	90%

8/17/01	104%	88%

8/20/01	104%	89%

8/21/01	99%	88%

8/22/01	99%	88%

8/23/01	97%	88%

8/24/01	100%	90%

8/27/01	101%	89%

8/28/01	94%	88%

8/29/01	93%	87%

8/30/01	92%	86%

8/31/01	91%	86%

9/3/01	91%	86%

9/4/01	93%	86%

9/5/01	92%	86%

9/6/01	90%	84%

9/7/01	86%	82%

9/10/01	87%	83%

9/11/01	87%	83%

9/12/01	87%	83%

9/13/01	87%	83%

9/14/01	87%	83%

9/17/01	85%	79%

9/18/01	82%	78%

9/19/01	77%	77%

9/20/01	75%	75%

9/21/01	72%	73%

9/24/01	77%	76%

9/25/01	79%	77%

9/26/01	78%	76%

9/27/01	78%	77%

9/28/01	77%	79%

10/1/01	77%	79%

10/2/01	80%	80%

10/3/01	83%	81%

10/4/01	86%	81%

10/5/01	85%	81%

10/8/01	85%	80%

10/9/01	84%	80%

10/10/01	87%	82%

10/11/01	87%	83%

10/12/01	86%	83%

10/15/01	87%	83%

10/16/01	86%	83%

10/17/01	84%	82%

10/18/01	83%	81%

10/19/01	83%	81%

10/22/01	84%	83%

10/23/01	85%	82%

10/24/01	86%	82%

10/25/01	87%	83%

10/26/01	89%	84%

10/29/01	86%	82%

10/30/01	87%	80%

10/31/01	87%	80%

11/1/01	90%	82%

11/2/01	92%	82%

11/5/01	95%	84%

11/6/01	97%	85%

11/7/01	95%	85%

11/8/01	95%	85%

11/9/01	95%	85%

11/12/01	95%	85%

11/13/01	96%	86%

11/14/01	98%	86%

11/15/01	100%	87%

11/16/01	98%	86%

11/19/01	100%	87%

11/20/01	99%	87%

11/21/01	97%	86%

11/22/01	97%	86%

11/23/01	101%	87%

11/26/01	101%	88%

11/27/01	99%	87%

11/28/01	100%	85%

11/29/01	100%	86%

11/30/01	101%	86%

12/3/01	100%	86%

12/4/01	99%	87%

12/5/01	103%	89%

12/6/01	105%	88%

12/7/01	104%	88%

12/10/01	102%	86%

12/11/01	102%	86%

12/12/01	102%	86%

12/13/01	100%	85%

12/14/01	101%	85%

12/17/01	103%	86%

12/18/01	102%	87%

12/19/01	101%	87%

12/20/01	99%	86%

12/21/01	98%	87%

12/24/01	98%	87%

12/25/01	98%	87%

12/26/01	97%	87%

12/27/01	96%	88%

12/28/01	95%	88%

12/31/01	96%	87%

1/1/02	96%	87%

1/2/02	95%	87%

1/3/02	96%	88%

1/4/02	97%	89%

1/7/02	97%	88%

1/8/02	94%	88%

1/9/02	96%	87%

1/10/02	94%	88%

1/11/02	94%	87%

1/14/02	93%	86%

1/15/02	91%	87%

1/16/02	90%	85%

1/17/02	94%	86%

1/18/02	92%	85%

1/21/02	92%	85%

1/22/02	93%	85%

1/23/02	94%	85%

1/24/02	99%	86%

1/25/02	101%	86%

1/28/02	103%	86%

1/29/02	103%	83%

1/30/02	106%	84%

1/31/02	109%	86%

2/1/02	111%	85%

2/4/02	110%	83%

2/5/02	109%	83%

2/6/02	107%	82%

2/7/02	109%	82%

2/8/02	110%	83%

2/11/02	113%	84%

2/12/02	113%	84%

2/13/02	115%	85%

2/14/02	115%	85%

2/15/02	116%	84%

[Note indicates TRW has increased 16% and the S&P 500 Index has decreased 16% over the period 1/1/2001 to 2/15/2002]

Net Debt Reduction Initiatives

[BAR CHART]

Period	Net Debt

Mar 1999 (2)	$9.4	bn

2000	$6.4	bn

2001	$5.8	bn(3)

2002E	$3.8-4.2	bn(4)

TRW Is Poised To Reap Additional Benefits From Operational Initiatives

(1)	Date of undisturbed TRW stock price prior to public announcement of David Cote resignation.

(2)	Represents net debt post acquisition of LucasVarity.

(3)	Represents net debt at 31-Dec-2001 of $5.5bn plus $0.3bn of accounts receivable securitization.

(4)	2002E net debt includes the effect of asset sales, cash flow, etc. as announced in the separation plan.

NOC's Offer Is Opportunistic

…and continues to offer value below the market price

4% premium to 2/15/2002 close of $45.04
Northrop launches exchange offer 3/4/2002
Discount of NOC's offer to TRW's market price (1)
$47 Nominal Offer Value
Cote resignation publicly announced 2/19/2002
Northrop "Bear Hug" proposal 2/21/2002
TRW
Closing Price
$50
$55
$50
$45
$40
$35
$30
$25
$20
6-Feb-2002
12-Feb-2002
19-Feb-2002
25-Feb-2002
1-Mar-2002
7-Mar-2002
13-Mar-2002
19-Mar-2002
25-Mar-2002
1-Apr-2002

7

NOC’s Offer Is Opportunistic
....and continues to offer value below the market price

[LINE CHART]

Date	TRW Closing Price	Nominal Offer Value

2/6/02	$41.48	$47.00

2/7/02	42.17	47.00

2/8/02	42.79	47.00

2/11/02	43.97	47.00

2/12/02	43.81	47.00

2/13/02	44.75	47.00

2/14/02	44.64	47.00

2/15/02	45.04	47.00

2/19/02	41.75	47.00

2/20/02	38.80	47.00

2/21/02	39.80	47.00

2/22/02	50.30	47.00

2/25/02	50.31	47.00

2/26/02	50.75	47.00

2/27/02	51.55	47.00

2/28/02	50.25	47.00

3/1/02	50.05	47.00

3/4/02	50.06	47.00

3/5/02	50.35	47.00

3/6/02	50.70	47.00

3/7/02	50.30	47.00

3/8/02	50.27	47.00

3/11/02	50.14	47.00

3/12/02	50.28	47.00

3/13/02	51.17	47.00

3/14/02	50.92	47.00

3/15/02	50.84	47.00

3/18/02	51.37	47.00

3/19/02	51.60	47.00

3/20/02	51.48	47.00

3/21/02	50.81	47.00

3/22/02	51.35	47.00

3/25/02	51.15	47.00

3/26/02	51.20	47.00

3/27/02	51.61	47.00

3/28/02	51.47	47.02

4/1/02	51.70	48.64

4/2/02	51.50	47.41

[Key Dates/Observation on Graph]

2/15/2002 – Nominal offer value represents a 4% premium to 2/15/2002 close of $45.04

2/19/2002 – Cote resignation publicly announced

2/21/2002 – Northrop “Bear Hug” proposal

3/4/2002 – Northrop launches exchange offer

[Graph is highlighted to show market price has exceeded NOC’s offer since 2/22/2002 and a box notes such highlighted area as showing the “Discount of NOC’s offer to TRW’s market price (1)]

(1)	Offer value adjusted based on collar mechanism in NOC Tender Offer Statement dated March 4, 2002.

Positive Momentum Across TRW's Businesses Implies Favorable Performance

125
115
105
95
85
75
Indexed Price
15-Feb-2002
22-Feb-2002
01-Mar-2002
08-Mar-2002
15-Mar-2002
22-Mar-2002
29-Mar-2002
Daily from 15-Feb-2002 to 2-Apr-2002
U.S. Automotive Composite(1) +16%
U.S. Aerospace Composite(2) +8%
✓ TRW's stock closed at $45.04 on 15-Feb-2002, the last trading day prior to public announcement of David Cote's resignation
✓ If TRW's stock had tracked its peer composites since that date, the stock price today would be approximately $51/share(3)

Note: Composites exclude TRW and NOC.

8

Positive Momentum Across TRW’s
Businesses Implies Favorable Performance

[LINE CHART]

	Indexed Price
	U.S. Automotive	U.S. Aerospace
	Composite(1)	Composite(2)
Date	+16%	+8%

2/15/02	100	100

2/18/02	100	100

2/19/02	97	100

2/20/02	100	102

2/21/02	100	103

2/22/02	99	104

2/25/02	101	108

2/26/02	100	110

2/27/02	102	110

2/28/02	102	109

3/01/02	104	112

3/04/02	106	117

3/05/02	104	114

3/06/02	107	116

3/07/02	105	118

3/08/02	103	118

3/11/02	105	119

3/12/02	104	120

3/13/02	104	118

3/14/02	104	118

3/15/02	105	118

3/18/02	105	118

3/19/02	106	118

3/20/02	105	117

3/21/02	105	114

3/22/02	103	113

3/25/02	102	110

3/26/02	103	113

3/27/02	105	116

3/28/02	106	118

3/29/02	106	118

4/01/02	108	116

4/02/02	108	116

•	TRW’s stock closed at $45.04 on 15-Feb-2002, the last trading day prior to public announcement of David Cote’s resignation

•	If TRW’s stock had tracked its peer composites since that date, the stock price today would be approximately $51/share(3)

Note: Composites exclude TRW and NOC.

(1)	U.S. Automotive Composite includes ArvinMeritor, Borg-Warner, Dana, Delphi, Lear, Magna and Visteon.

(2)	U.S. Aerospace Composite includes Boeing, General Dynamics, Harris, L-3, Lockheed Martin, and Raytheon.

(3)	Based on a blended peer composite return of 13%, calculated by the respective EBITDA contribution of TRW’s automotive and aerospace businesses.

TRW’s Position on NOC’s Proposals

Control Share Acquisition Proposal
(Special Meeting, 4/22)

Vote AGAINST

•	NOC is offering less than the current market price of TRW shares and the market price of TRW shares since NOC announced its offer.

•	By accelerating our debt reduction program and separating the Automotive business in a tax-efficient manner, we will deliver more value to TRW shareholders than NOC’s offer.

•	NOC’s offer is highly conditional, resulting in uncertainty that TRW shareholders will receive payment for their shares.

Independent Committee of Directors Proposal
(Annual Meeting, 4/24)

Vote AGAINST

•	TRW’s Board is comprised overwhelmingly of independent directors – 11 of 13 are independent.

•	Fundamental decisions affecting the future of TRW and its strategic direction should be made by the entire TRW Board and not a sub-group of directors.

•	The current directors of TRW have built a reputation of integrity and probity and have substantial industry experience.

•	The entire TRW Board has undertaken a deliberate and careful review of NOC’s actions and, after fully evaluating NOC’s offer, has unanimously determined that NOC’s offer is financially inadequate.

Provide Non-Public Information Proposal
(Annual Meeting, 4/24)

Vote AGAINST

•	The confidential, business-sensitive information being sought by NOC is a TRW asset which should not be disclosed to third parties without good reason – responding to a financially inadequate offer is not a good reason.

•	NOC’s interests are different than TRW shareholders’ – TRW shareholders want to receive the highest price for their shares, and NOC wants to acquire TRW as cheaply as possible.

•	There is no assurance that NOC would increase its bid.

Directors Action Proposal
(Annual Meeting, 4/24)

Vote AGAINST

•	This attempt to limit the ability of TRW’s Board to act in its shareholders’ best interests could prevent TRW shareholders from receiving full value for their investment.

•	TRW’s Board is committed to doing the right thing for its shareholders.

WE URGE TRW SHAREHOLDERS NOT TO SUPPORT NOC’S FINANCIALLY INADEQUATE OFFER

TRW’s Board — Experienced, Independent,
Committed to Value

TRW’s Board:

•	Is comprised of 13 experienced Directors — 11 of whom are independent

•	Publishes, updates and follows clear, defined corporate governance guidelines

•	Has held six meetings to review NOC’s offer and proposal

•	Has carefully considered a full range of strategic alternatives to NOC’s proposals

•	Has unanimously determined that NOC’s offer grossly undervalues TRW, therefore it has concluded that NOC’s proposals are not in shareholders’ best interests

•	Has unanimously determined that TRW’s plan of separating the automotive business combined with deleveraging initiatives provides value significantly in excess of $47/share

•	Has evaluated the strategic value of its plan with its highly experienced management team, and reviewed this with a team of top-tier, independent advisors

•	Is committed to enhancing TRW shareholder value

Board Member	Independent

Michael H. Armacost

Dr. Alan E. Baratz

Dr. Martin Feldstein

Kenneth W. Freeman (Lead Director)

Dr. Robert M. Gates

Dr. George H. Heilmeier

Lord Clive R. Hollick

Karen N. Horn

Howard V. Knicely

David Baker Lewis

Lynn M. Martin

Philip A. Odeen (Chairman)

Gregory L. Summe

TRW is Committed to Best Practices in
Corporate Governance

Board of Directors’ Best Practices(1)	TRW

Review and approve long-range strategy and one-year operating plans

Have a governance committee that regularly assesses the performance of the board and individual directors

Evaluate performance of CEO annually in meetings of independent directors

Link the CEO’s pay to specific performance goals

Pay retainer fees to directors in company stock

Require each director to own a significant amount of company stock

Have no more than two or three inside directors

Require directors to retire at 70 years of age(2)

Place the entire board up for election every year

Place limits on the number of other boards on which its directors can serve

Ban outside directors who directly or indirectly draw consulting, legal or other fees from the company

Ensure that the audit, compensation and nominating committees are composed entirely of independent directors

Ban interlocking directorships

Note: As a supplement to the above, TRW publishes a comprehensive list of its corporate governance practices in its annual proxy statement.

(1)	Based on Business Week’s 2000 and 1996 Corporate Governance Special Report: “The Best and Worst Boards of Directors”, in agreement with current standards including CII and CALPERS.

(2)	TRW requires Directors to resign at the first election following their 72nd birthday.

Corporate Governance Comparison—
TRW Versus Northrop Grumman

Northrop
Governance Item	TRW	Grumman

Shareholder Rights Plan	No	Yes

Classified Board	Yes	Yes

Ability of Shareholders to Call Special Meeting	Yes	No

Advance Notice Provisions in Charter Documents	No	Yes

Cumulative Voting	Yes	No

Independent Directors/Total Directors	11/13	8/10

Supermajority Vote on Merger	Yes	Yes(1)

“Fair Price” Provisions	No	Yes

Publishes/Updates Corporate Governance Practices in Proxy Statement	Yes	No

(1)	80% if not approved by a majority of continuing directors or merger does not satisfy the fair price provision

Strong External Support for Our Position
....and a stock price that continues to trade above NOC’s offer

•	NOC’s Offer is Opportunistic

“The only reason Northrop is trying this is because [Northrop is] hoping for a bargain. “
- Mark Koznarek, Midwest Research Inc. (Bloomberg, 2/22/02)

“It’s almost like Northrop Grumman’s making this play when TRW seems vulnerable...[Northrop is] basically trying to steal [TRW] at this point.”

- Kevin P. Tynan, Argus Research (The Chicago Tribune, 2/23/02)

•	NOC’s $47 Per Share Offer is Inadequate

“The company is certainly worth more than $47 per share...On its own, the TRW management has the ability to increase the value of shares above that.“

- Warren Hastings, Becker Capital Management (Reuters, 3/4/02)

“I would be shocked if the company accepted the $47 bid — there is more value in the company than that.”

- Andrew Casey, Prudential Securities (Financial Times, 2/23/02)

•	TRW’s Shareholder Value Enhancement Plan Creates More Value

“Stock is trading [at $50.84] at lower end of potential valuation range, based on our assessment of TRW management plan.”

- Byron Callan, Merrill Lynch (Merrill Lynch Global Securities Research, 4/2/02)

“TRW announced a counter-action to create value for shareholders that we believe offers more value than the current $47 bid from Northrop Grumman.”

- Andrew Casey, Prudential Securities (Prudential Securities Inc., 3/13/02)

“We view TRW’s strategic plan to break the company into its component pieces as good news.”

- David Bradley, JP Morgan (JP Morgan Securities Inc., 3/13/02)

Note: Permission to use quotations neither sought nor obtained.

It’s All About Value

•	TRW’s Board has unanimously determined that NOC’s offer is financially inadequate

•	Equity analysts have indicated that NOC’s offer is inadequate

•	Fewer than 2% of TRW shares were tendered into NOC’s offer as of 3/29/02

•	TRW has announced a plan that its Board believes will deliver value significantly in excess of NOC’s offer

TRW’s Board Is Committed to Enhancing Shareholder Value

Forward Looking Statement

Certain of the information contained in this presentation should be considered “forward-looking statements” that TRW believes are within the meaning of the Private Securities Litigation Reform Act of 1995. The safe harbors intended to be created thereby are not available to statements made in connection with a tender offer and TRW is not aware of any judicial determination as to the applicability of such safe harbors to forward-looking statements made in proxy solicitation materials when there is a simultaneous tender offer. However, shareholders should be aware that the preparation of any such forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company’s control. Further, the Company’s results could be affected by the ability to obtain new contract awards; the level of defense funding by the government and the termination of existing government contracts; pricing pressures from customers; moderation or decline in the automobile build rate; changes in consumer debt levels; work stoppages; unanticipated downturn in the financial condition of, or business relationships with customers or suppliers; the ability to reduce the level of outstanding debt from cash flow from operations and the proceeds from asset dispositions; a credit rating downgrade; increase in interest rates; customer recall and warranty claims; product liability and litigation issues; changes to the regulatory environment regarding automotive safety; the introduction of competing products or technology by competitors; the ability to attract and retain skilled employees with high-level technical competencies; the financial results of companies in which we have made technology investments; the availability of funding for research and development; economic, regulatory and political domestic and international conditions; fluctuations in currency exchange rates; and the impact of additional terrorist attacks, which could result in reduced automotive production, disruptions to the transportation system, or significant and prolonged disruption to air travel. In addition, there can be no assurance: (i) that an agreement relating to any investment in the Company, or relating to any sale or other distribution of all or a part of the Company’s operating businesses will be reached, or that if an agreement is reached, that the transactions contemplated by such agreement will be consummated; (ii) that the Company will spin off the automotive business or that such spin-off will be complete within six to nine months; (iii) that the Company will be successful in reducing the amount of its indebtedness, or that the methods described for debt reduction will be utilized; (iv) as to the amount by which debt will be reduced; (v) that the Company’s strategy will deliver any particular level of value to TRW shareholders; (vi) that defense spending will rise and research, development, test and evaluation budgets will increase; (vii) that the commercial aerospace industry will stabilize; (viii) that North American 2002 light vehicle production will increase from 2001 levels; (ix) that 2002 earnings per share estimates will be met or exceeded; (x) with respect to the expected amounts of the Company’s operating cash flows in 2002, that such amounts will be utilized to reduce the amount of the Company’s indebtedness; (xi) with respect to the amounts that will be realized, if any, by the Company from divestitures; (xii) with respect to the amount of sales, earnings per share or cash flow that will be realized by the Company in 2002; and (xiii) that the Company’s costs will decrease in 2002. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.